We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Q2 2023 Earnings Call August 8, 2023

2Sterling | STRL: Second Quarter 2023 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: our business strategy; our financial strategy; our industry outlook; our guidance; our expected margin growth; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward- looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward- looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

WHO is Sterling?

A market-leading infrastructure service provider of e-infrastructure, building and transportation solutions.

A story of successful execution of multi-year strategic business transformation; born of a vision that levers our entrepreneurial spirit.
We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets.

E-Infrastructure Solutions

+ Fastest growing segment in revenue growth
+ Provides value-added solutions to blue-chip customers in all major East Coast markets
+ Develops advanced, large-scale site development services for manufacturing, data centers, e-commerce distribution centers, warehousing, energy and more

Building Solutions

+ Serves the Nation's Top Builders in the Nation's Top Housing Markets: Texas & Arizona
+ Residential and commercial concrete foundations for single-family and multi-family homes, parking structures, elevated slabs and other concrete work

Transportation Solutions

+ Enhanced business mix
+ Provides infrastructure solutions in the Rocky Mountain States and Texas
+ Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, rail and storm drainage systems and more



NASDAQ	STRL	Shares outstanding(3)	30.8M
HQ	The Woodlands, TX	Market cap(3)	$1.88B
Employees	~3,200(1)	Revenue(4)	$2.00B
Segments	E-Infrastructure Solutions Building Solutions Transportation Solutions	EBITDA(4)	$255M
Projects underway	~220(2)	Total Backlog(2)	$1.74B

STERLING

(1) At December 31, 2022.
(2) At June 30, 2023.
(3) Shares outstanding and Market Cap as of August 4, 2023
(4) Full Year 2023 Revenue and EBITDA Mid-Point Guidance. *See EBITDA Reconciliation in the Appendix page 15.

Sterling | STRL: Second Quarter 2023 3

Sterling | STRL: Second Quarter 2023 4 Strategic Transformation at a Glance

+ Second Quarter 2023 Results Sterling | STRL: Second Quarter 2023 5

Second Quarter 2023 Results Highlights Continuing Operations + Revenues: $522.3 million + Net Income: $39.5 million + Diluted EPS: $1.27 + EBITDA(1): $73.5 million + Cash Flow from Operations(2): $181.1 million + Cash & Cash Equivalents(3): $278.1 million + Backlog(3): $1.74 billion with 15.5% margin + Combined Backlog(4): $2.39 billion with 14.7% margin Sterling | STRL: Second Quarter 2023 6 (1) The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation on page 14. (2) Cash flow from operations for the six months ended June 30, 2023. (3) Cash & Cash Equivalents and Backlog at June 30, 2023. (4) Combined Backlog includes Unsigned Awards of $657.2 million at June 30, 2023.

Sterling | STRL: Second Quarter 2023 7 Quarterly Consolidated and Segment Results Continuing Operations ($ in millions) Q2 2023 Q2 2022 Revenues $ 522.3 $ 461.8 Gross Profit 92.3 71.0 G&A Expense (24.0) (20.8) Intangible Amortization (3.7) (3.5) Acquisition Related Costs (0.1) (0.2) Other Operating Expense, Net (4.2) (2.4) Operating Income 60.3 44.0 Interest, Net (5.5) (4.4) Income Tax Expense (14.5) (11.0) Less: Net Income Attributable to NCI (0.8) (0.4) Net income from Continuing Operations $ 39.5 $ 28.1 Diluted EPS $ 1.27 $ 0.93 EBITDA (1) $ 73.5 $ 56.8 ($ in millions) Q2 2023 Q2 2022 E-Infrastructure Solutions Revenue $ 260.1 $ 233.5 Operating Income $ 43.2 $ 32.8 Operating Margin 16.6% 14.1 % Transportation Solutions Revenue $ 151.1 $ 142.6 Operating Income $ 9.9 $ 7.4 Operating Margin 6.5% 5.2 % Building Solutions Revenue $ 111.1 $ 85.6 Operating Income $ 13.5 $ 9.8 Operating Margin 12.1% 11.4% (1) The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA reconciliation on page 14.

Sterling | STRL: Second Quarter 2023 8 Remaining Performance Obligations (RPOs)(1) Continuing Operations ($ in millions) 6/30/2023 12/31/2022 6/30/2022 E-Infrastructure Solutions RPOs $ 886.6 $ 603.2 $ 523.7 Transportation Solutions RPOs 743.6 713.2 722.9 Building Solutions RPOs - Commercial 105.4 97.9 80.6 Total RPOs $ 1,735.7 $ 1,414.3 $ 1,327.2 (1) Our remaining performance obligations do not differ from what we refer to as “Backlog,” and represent the amount of revenues we expect to recognize in the future from our contract commitments on projects.

Increased EBITDA and Cash Flow Drives Liquidity Strategy



Foward Looking EBITDA Debt Coverage Ratio
2.0X
1.5X
1.0X
0.5X
0.0X
1.9X
1.4X
12/31/22
6/30/23

We expect to pursue strategic uses of our liquidity, such as, strategic acquisitions, investing in capital equipment and managing leverage.

Capital allocation focus

- Long-term shareholder value
- Complementing organic growth in existing and new markets
- Strong cash flow profile provides flexibility and drives liquidity strategy

Sterling is comfortable with a forward looking debt/ EBITDA coverage ratio of +/-2.5X.

5-Year Credit Facility

$356M Term Loan Borrowings
$75M Revolving Credit Facility (Undrawn)

Key Cash Flow Considerations

	Q2 2023	Q2 2022
Cash flows from Operations	$181.1M	$42.0M
Net CAPEX	$30.3M	$28.0M

- Cash & Cash Equivalents at June 30, 2023 was $278.1 million
- 2023 EBITDA guidance[(1)]: $250M to $260M
  - Expected additional 2023 noncash expenses: $31M to $35M (Stock-based compensation, noncash interest expense, deferred taxes, etc.)
  - Scheduled term loan debt payments total $31.9M and $26.1M for 2023 and 2024, respectively

STERLING

(1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. See EBITDA guidance reconciliation on page 15.

Sterling | STRL: Second Quarter 2023 9

Sterling | STRL: Second Quarter 2023 10 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 noelle.dilts@strlco.com The Equity Group Inc. Jeremy Hellman Tel: (212) 836-9626 jhellman@equityny.com

+ Appendix Sterling | STRL: Second Quarter 2023 11

Sterling | STRL: Second Quarter 2023 12 2023 Modeling Considerations(1) (1) In millions except for EPS and percentages. (2) See EBITDA guidance reconciliation on page 15. Revenue $1,950 to $2,050 Gross Margin 16% to 17% G&A Expense as % of Revenue (Excluding Intangible Amortization) ~5% Intangible Amortization $15 Other Operating Expense Net $15 to $17 JV Non-Controlling Interest Expense $2 to $3 Effective Income Tax Rate ~27% Net Income $125 to $131 Diluted EPS $4.00 to $4.20 Expected Dilutive Shares Outstanding 31.2 EBITDA(2) $250 to $260

2023 Modeling Considerations Continued* Sterling | STRL: Second Quarter 2023 13 * In Millions. Non-Cash Items FY 2023 Expectations FY 2022 Depreciation $41 to $42 $38.0 Intangible Amortization $15 $14.1 Debt Issuance Cost Amortization $2 to $3 $2.2 Stock-based Compensation $14 to $16 $10.3 Deferred Taxes $15 to $16 $36.5 Other Cash Flow Items FY 2023 Expectations FY 2022 Interest expense, net of interest income $22 to $23 $19.7 CAPEX, net of disposals $55 to $60 $56.0

Sterling | STRL: Second Quarter 2023 14 (1) The Company defines EBITDA as GAAP net income from Continuing Operations, adjusted for depreciation and amortization, net interest expense and taxes. (2) The Company defines Adjusted EBITDA as EBITDA excluding the impact of acquisition related costs. Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Net income from Continuing Operations $ 39,480 $ 28,114 $ 59,129 $ 45,786 Depreciation and amortization 13,980 13,231 27,672 24,594 Interest expense, net of interest income 5,528 4,449 11,082 9,091 Income tax expense 14,505 11,015 21,538 17,793 EBITDA from Continuing Operations(1) 73,493 56,809 119,421 97,264 Acquisition related costs 59 230 249 485 Adjusted EBITDA from Continuing Operations(2) $ 73,552 $ 57,039 $ 119,670 $ 97,749 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA FROM CONTINUING OPERATIONS RECONCILIATION (In thousands) (Unaudited)

Sterling | STRL: Second Quarter 2023 15 (1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense and taxes. Full Year 2023 Guidance Low High Net income attributable to Sterling common stockholders $ 125 $ 131 Depreciation and amortization 56 57 Interest expense, net of interest income 22 23 Income tax expense 47 49 EBITDA (1) $ 250 $ 260 STERLING INFRASTRUCTURE, INC. & SUBSIDIARIES EBITDA GUIDANCE RECONCILIATION (In millions) (Unaudited)

THANK YOU We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow.